3rd Quarter 2023 Earnings Supplement October 25, 2023

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the “Company”) or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; and any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believe," "plan," "anticipate," "expect," "intend," "forecast," "hope," "target," "continue," "remain," "will," "should," "estimate," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons. Factors that could cause actual results to differ from those discussed in the forward-looking statements include but are not limited to: the effects of inflation and rising interest rates; the adverse effects of recent bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees; supply chain disruptions; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement and achieve the objectives of our BaaS initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and in particular, the discussion of "Risk Factors" set forth therein and herein. We urge investors to consider all of these factors carefully in evaluating the forward- looking statements contained in this document. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. 3rd Quarter 2023 Financial Highlights • Improved liquidity position with greater cash position, deposit growth and modest loan decline • Total deposits grew by $69 million (+1.0%) • Strong capital and asset quality • Quarterly cash dividend maintained at $0.26 • Fitch and KBRA affirmed CPF credit ratings with Stable outlook 3Q23 2Q23 NET INCOME / DILUTED EPS $13.1MM / $0.49 $14.5MM / $0.53 PPNR $22.4MM $23.3MM RETURN ON ASSETS (ROA) 0.70% 0.78% RETURN ON EQUITY (ROE) 10.95% 12.12% TOTAL LOAN GROWTH -$12.0MM (-0.2%) -$36.7MM (-0.7%) TOTAL DEPOSIT GROWTH +$69.0MM (+1.0%) +$58.8MM (+0.9%) NET INTEREST MARGIN (NIM) 2.88% 2.96%

4Central Pacific Financial Corp. Lahaina, Maui Loan Exposure Exposure is manageable and with mitigating factors, losses are not anticipated to be material * Status updates continue to be collected. Additional Consumer balances are expected to be not-impacted. ▪ Loan Payment Deferral Programs being offered for all loan types for those impacted by the wildfire. ▪ As of 9/30/23, 3- to 6-month loan payment deferrals processed on 142 loans with outstanding balances totaling $33 million on the island of Maui. $ Millions Total Outstanding As of 7/31/23 Total Outstanding As of 9/30/23 Estimated Not-Impacted As of 9/30/23* Mitigating Factors CRE 51 49 40 Fire hazard insurance required Residential 31 31 21 Fire hazard insurance required HELOC 9 8 6 Fire hazard insurance required C&I 15 15 11 Business interruption insurance and SBA/FEMA disaster relief support available Consumer 5 4 State/FEMA unemployment benefits available TOTAL 111 107 78

Strong Hawaii Economic Position



Employment	Tourism	Housing
Unemployment Rate September 2023	Visitor arrivals compared to pre-pandemic	Oahu Median Single-Family Home Price September 2023
2.8% [1]	83% [1]	$1.1MM [2]

1 Source: Hawaii Department of Business, Economic Development & Tourism. Tourism represents total visitor arrivals in August 2023 compared to August 2019.
2 Source: Honolulu Board of Realtors.

FACTORS FOR A FAVORABLE HAWAII OUTLOOK

- Maui tourism recovery is beginning, and impact to the overall State economy expected to be limited
- Japanese visitor return accelerating over 50% of pre-pandemic levels

Visitors from Japan to Hawaii[1]


Comparison with 2019, a pre-COVID 19 year *
(Index with passengers on the same day in 2019=100)
100
50
0
2020
2021
2022
2023

- Substantial Federal government contracts and military investments
- Increase in public and private investments to address housing shortage
- Significant infrastructure investment in the State, with a $530 million contract awarded in June 2023 for road maintenance projects across Oahu

Central Pacific Financial Corp.

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6Central Pacific Financial Corp. Continued focus on moderating near-term loan growth Strong and diverse loan portfolio, with over 75% secured by real estate Diversified Loan Portfolio2 3.53 3.77 4.08 4.45 4.55 5.01 5.55 5.56 5.52 5.51 3.00 3.50 4.00 4.50 5.00 5.50 6.00 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 3Q23 $ B il li o n s Loan Balances Outstanding-Excluding PPP Commercial & Industrial 10% Construction 4% Residential Mortgage 35% Home Equity 14% Commercial Mortgage 25% Consumer 12% Loan Portfolio Composition as of September 30, 2023

7Central Pacific Financial Corp. • 57% of deposits FDIC insured; 65% including collateralized deposits • 56% Commercial / 44% Consumer • Long-tenured: 51% with CPB 10 years or longer • Average consumer account balance $19,000 • Average commercial account balance $114,000 • No brokered deposits Relationship Deposits – Diversified & Granular Deposit balances increased by $69.0MM in 3Q23 3 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.75 6.81 6.87 4.00 4.50 5.00 5.50 6.00 6.50 7.00 7.50 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 3Q23 $ B il li o n s Total Deposits Noninterest Bearing Demand 29% Interest Bearing Demand 19% Savings & Money Market 32% Time 20% Deposit Portfolio Composition All Other Sectors 23% Real Estate and Rental and Leasing 15% Other Services 14% Construction 11% Professional, Scientific, and Technical Services 9% Finance and Insurance 9% Health Care and Social Assistance 6% Accommodation and Food Services 6% Retail Trade 4% Wholesale Trade 3% Commercial Deposits by Industry

8Central Pacific Financial Corp. 1.08% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 3Q23 Total Deposit Cost CPF Peer average* Fed Funds CPF Deposit Cost Advantage * Public banks $3-10 billion in total assets. Source: S&P Global. Cycle-to-date total deposit beta of 21% as of 3Q23 80 bps funding advantage High valued deposit franchise with proven history of funding cost advantage

9Central Pacific Financial Corp. 0.08% 0.09% 0.10% 0.20% 0.12% 3Q22 4Q22 1Q23 2Q23 3Q23 NPAs/Total Loans 0.12% 0.12% 0.16% 0.24% 0.28% 3Q22 4Q22 1Q23 2Q23 3Q23 Annualized NCO/Avg Loans Strong Asset Quality * NPA increase relates to 2 Hawaii construction loans to a single borrower that subsequently paid off in full in mid-July 2023. 2Q23 NPAs/Total Loans ratio is 0.11% excluding the 2 Hawaii construction loans mentioned above. * 5 Strong Credit Risk Management continues to drive low levels of problem assets 0.03% 0.03% 0.03% 0.06% 0.05% 3Q22 4Q22 1Q23 2Q23 3Q23 Delinquencies 90+Days/Total Loans 1.39% 1.39% 1.28% 1.34% 1.09% 3Q22 4Q22 1Q23 2Q23 3Q23 Criticized/Total Loans

10Central Pacific Financial Corp. • $4.5MM provision for credit loss on loans in 3Q23 driven by net charge-offs, plus a $0.4MM reserve for unfunded commitments, for a total provision for credit loss of $4.9MM • ACL coverage ratio increased to 1.17% for 3Q23 Note: Totals may not sum due to rounding. Allowance for Credit Losses $ Millions 3Q22 4Q22 1Q23 2Q23 3Q23 Beginning Balance 65.2 64.4 63.7 63.1 63.8 Less: Net Charge-offs (Recoveries) 1.6 1.7 2.3 3.4 3.9 Plus: Provision (Credit) for Credit Losses 0.7 1.0 1.6 4.1 4.5 Ending Balance 64.4 63.7 63.1 63.8 64.5 Coverage Ratio (ACL to Total Loans) 1.19% 1.15% 1.14% 1.16% 1.17%

11Central Pacific Financial Corp. High Quality Securities Portfolio • $1.3B or 17% of total assets • 81% government agency bonds • 92% AAA rated • Portfolio mix: HTM 51% / AFS 49% • Portfolio unrealized loss: HTM $108.2MM / AFS $147.1MM • Total portfolio unrealized loss $255.3MM vs $468.6MM book equity Gov't Agency 81% Municipals 13% Corporate 2% Non-Agency CMBS/RMBS 2% Other 2% Investment Portfolio Composition as of September 30, 2023

12Central Pacific Financial Corp. • Ample alternative sources of liquidity available • Available sources of liquidity total 122% of uninsured/uncollateralized deposits Available Sources of Liquidity * BTFP eligible securities at par, other unpledged securities at market value. $ Millions September 30, 2023 Cash on balance sheet 439 Other Funding Sources: Unpledged securities* 288 FHLB available borrowing capacity 1,820 FRB available borrowing capacity 290 Other funding lines 75 Total 2,473 Total Sources of Liquidity 2,912 Uninsured/uncollateralized Deposits 2,384 % of Uninsured/uncollateralized Deposits 122%

13Central Pacific Financial Corp. • Positive trend with YTD expenses down 3% • Rightsizing salaries & benefits expense • Workflow and automation efficiencies • Vendor contract negotiations • Other efficiency initiatives in progress Expense Management 42.0 40.4 42.1 39.9 39.6 3Q22 4Q22 1Q23 2Q23 3Q23 Total Other Operating Expense ($ Millions)

141Central Pacific Financial Corp. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As of September 30, 2023 Regulatory Minimum Well-Capitalized CPF Solid Capital Position 8.7% STRONG CAPITAL AND SHAREHOLDER RETURN • TCE ratio of 6.1% and CET1 ratio of 11.0% • Maintained quarterly cash dividend at $0.26 per share which will be payable on December 15, 2023 • Repurchased 4,500 shares in the 3Q23 at a total cost of $0.1 million, and 130,010 shares YTD at a total cost of $2.6 million • Assuming full realization of all unrealized AFS & HTM securities losses, CET1 remains strong and well-capitalized at 7.4% $230 Mil capital cushion to well capitalized minimum $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 2023* Cash Dividends Declared per Common Share * Annualized 11.0% 14.1%

15Central Pacific Financial Corp. Appendix

16Central Pacific Financial Corp. Commercial Real Estate Portfolio OFFICE RETAIL TOTAL BALANCE $193.8MM $246.4MM % OF TOTAL CRE 14% 18% % OF TOTAL LOANS 4% 5% WA LTV 55% 65% WA MONTHS TO MATURITY 73 64 INVESTOR / OWNER-OCCUPIED $144.8MM / $49.0MM $193.2MM / $53.2MM Diverse CRE portfolio, primarily Hawaii and Investor • Hawaii 77% / Mainland 23% • Investor 75% / Owner-Occupied 25% Industrial/Warehouse 28% Apartment 22% Retail 18% Restaurant 1% Office 14% Hotel 7% Shopping Center 3% Storage 3% Other 4% CRE Portfolio Composition as of September 30, 2023

17Central Pacific Financial Corp. • Total Hawaii Consumer $338MM / Total Mainland Consumer $345MM • Weighted average origination FICO: • 742 for Hawaii Consumer • 739 for Mainland Consumer • YTD Annualized NCO %: • HI Auto 0.2% • HI Other 0.7% • Mainland Auto 0.9% • Mainland Home Improvement 2.5% • Mainland Unsecured 4.0% • Home Improvement: Borrowers are homeowners who are shown to have better credit risk • Unsecured: Highly granular with average loan amounts of ~$13,000 Consumer Loan Portfolio HI- Auto $203 , 30% HI- Other $135 , 20% Mainland- Auto $107 , 15% Mainland- Home Improvement $117 , 17% Mainland- Unsecured $121 , 18% Consumer Portfolio Composition as of September 30, 2023 ($ Millions)

18Central Pacific Financial Corp. Central Pacific Bank recognized by Newsweek and Forbes – Best Bank in Hawaii* * Newsweek ranked CPB best small bank in Hawaii for 2023. Forbes named CPB best bank in Hawaii for 2022.

19Central Pacific Financial Corp. Environmental, Social & Governance (ESG) Focus * Amounts for 2022Y. Source: 2022 ESG Report can be found here: https://www.cpb.bank/esg. *

20Central Pacific Financial Corp. Mahalo